REGULATORY REQUIREMENTS (Tables)	12 Months Ended
Dec. 31, 2023
REGULATORY REQUIREMENTS
Schedule of the net capital, the requirement and the excess capital for the Group's broker-dealer subsidiaries

	As of December 31, 2023
	Net Capital/
	Eligible Equity	Requirement	Excess

	(HK$ in thousands)
Futu Securities	9,612,288	1,528,623	8,083,665
Futu Clearing Inc.	5,198,748	375,692	4,823,056
Moomoo Financial Singapore Pte. Ltd.	1,761,901	258,553	1,503,348
Moomoo Financial Inc.	132,522	21,619	110,903